Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Todd Brickhouse, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)the Quarterly Report on Form 10-Q of Basin Electric Power Cooperative (the “registrant”) for the quarterly period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: June 18, 2026	/s/ Todd Brickhouse
Todd Brickhouse
Chief Executive Officer and General Manager
(Principal Executive Officer)